UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2026
____________________________
Cumulus Media Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-38108	82-5134717
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer Identification No.)

780 Johnson Ferry Road NE, Suite 500	Atlanta	GA	30342
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(404)	949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2026, Joan Hogan Gillman notified the Board of Directors (the “Board”) of Cumulus Media Inc. (the “Company”) of her intent to resign from the Board, effective as of January 15, 2026, upon the election of her successor.

As a result, the Board, upon the recommendation of the Nominating and Governance Committee of the Board, appointed Carol Flaton to serve as a director, effective as of January 15, 2026. Ms. Flaton, who satisfies the independence requirements of the Securities and Exchange Commission (the “SEC”) rules, will serve for an initial term to expire concurrently with the terms of the other members of the Board at the Company’s 2026 annual meeting of stockholders, and until her successor is duly elected and qualified.

There are no arrangements or understandings between Ms. Flaton and any other persons pursuant to which Ms. Flaton was appointed as a director, and Ms. Flaton is not a party to any transaction with the Company reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933. Ms. Flaton will receive compensation equal to $40,000 per month, payable in cash, for her service as a director of the Board.

Item 7.01 - Regulation FD Disclosure.

On January 15, 2026, the Company issued a press release announcing the appointment of Ms. Flaton to the Board, as described under Item 5.02, above. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information included in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated January 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumulus Media Inc.

		By:	/s/ Francisco J. Lopez-Balboa
Name: Francisco J. Lopez-Balboa
Title: Executive Vice President, Chief Financial Officer
Date:	January 15, 2026